                                                                    EXHIBIT 10.6

                          TRADEMARK LICENSE AGREEMENT

     Agreement made as of the 18th day of March, 1987 by and between The Greyhound Corporation, an Arizona corporation (hereinafter referred to as "Greyhound"), and GLI Holding Company, a Delaware corporation (hereinafter referred to as "GLI Holding"), and GLI Operating Company, a Delaware corporation (hereinafter referred to as "GLI Operating"), GLI Holding and GLI Operating being hereinafter collectively referred to as "Licensee" unless the context otherwise requires.

     WITNESSETH THAT:

     WHEREAS, Licensee and Greyhound are parties to an Acquisition Agreement dated December 22, 1986, as amended (the "Acquisition Agreement"), whereby GLI Holding acquired the stock in certain companies engaged or to be engaged in the transportation business; and

     WHEREAS, as provided in said Acquisition Agreement Greyhound has agreed to grant to Licensee a license to use certain trademarks and service marks in the United States and Mexico; and

     WHEREAS, Greyhound and Licensee wish to memorialize the terms, covenants and conditions of that license.

     NOW, THEREFORE, in consideration of the above-stated premises, the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

     1. Definitions. For the purposes of this Agreement, the following terms shall have the following meanings:

          (a) "Marks" shall mean the trademarks and service marks listed in Schedules C-1 and C-2 attached hereto and by this reference incorporated herein.

          (b) "Business" shall mean the business of travel and transportation (except by water) including without limitation the transportation by ground and/or air of passengers (including by charter and tour), baggage, package express or other property in or between the United States and Mexico.

          (c) "Transportation Subsidiary" shall mean any corporation which is engaged in the Business and over 50% of the voting capital stock of which is owned or controlled directly or indirectly by Licensee.

          (d) The "CPI CHANGE FACTOR" for any calender year shall be the figure obtained by dividing the Consumer Price Index (all items) for the year 1986 (328.4) by the Consumer Price Index (all items) for such calendar year. The Index utilized in said calculation shall be the Consumer Price Index published at regular intervals by the Bureau of Labor Statistics of the United States Department of Labor or any similar successor index.

          (e) The term "ADJUSTED REVENUE" for any calendar year shall be the GLI Holding's total audited consolidated bus and travel revenues for said calendar year, multiplied by the CPI CHANGE FACTOR for that year

     2. Grant.

          (a) Subject to all of the Provisions of this Agreement, Greyhound hereby grants to Licensee and its Transportation Subsidiaries the sole and exclusive right to use the Marks listed on Schedule C-1, together with all of the goodwill associated therewith, in the United States and Mexico in connection with the Business. (The exclusivity of such grant shall be subject to the existing license agreements set forth in Schedule C-3.)

          (b) During the term and subject to all of the provisions of this Agreement, Greyhound hereby grants to Licensee and its Transportation Subsidiaries the non-exclusive right to use the Marks listed on Schedule C-2, related to prints and publications, together with all of the goodwill associated therewith, in the United States and Mexico in connection with the Business.

          (c) It is understood and agreed that Licensee and its Transportation Subsidiaries shall also have the sole and exclusive right to use the term "Greyhound" as part of a trade name in connection with the Business; provided, however, that Licensee shall obtain Greyhound's prior written approval (which approval will not be unreasonably withheld with respect to the Business) before adopting said term as part of a trade name; it being further understood that such approval is not required where "Greyhound" is used as part of a trade name for any type or aspect of the surface transportation businesses as conducted by Greyhound Lines, Inc. and its subsidiaries on the date hereof and "Greyhound" is combined with a word or words descriptive of an aspect of such surface transportation businesses. Approval is hereby given to use the trade names: Greyhound Lines, Inc., Eastern Greyhound Lines Co., Southern Greyhound Lines Co., Central Greyhound Lines Co., Western Greyhound Lines Co., and Greyhound Travel Services Inc.

          (d) At Licensee's request, Greyhound will, in a separate agreement, license others to use the Marks in connection with the Business in the United States and Mexico.

     3. Rights and Obligations of the Transportation Subsidiaries.

          (a) It is agreed that the rights and obligations of Licensee in this Agreement shall also be the rights and obligations (other than the obligations set forth in Section 4) of its Transportation Subsidiaries unless expressly stated to the contrary or as the context otherwise requires.

          (b) Licensee agrees that it will cause each of its Transportation Subsidiaries to fulfill all of the obligations of this Agreement that are applicable to such Transportation Subsidiaries.

          (c) It is agreed that Licensee and Transportation Subsidiaries may assign as collateral their rights under the Agreement.

     4. Consideration.

          (a) As consideration for the licenses granted herein GLI Holding shall pay Greyhound certain royalties contingent upon GLI Holding's ADJUSTED REVENUES. Said royalties shall be paid for the calendar years 1989 through 1993. Each calendar year's royalty payments shall be based on GLI Holdings ADJUSTED REVENUE for said year and shall be calculated according to the following schedule:

                                Royalty Schedule
                            (In Millions of Dollars)

       IF ADJUSTED REVENUE IS:                            ROYALTY AMOUNT
- --------------------------------------       -------------------------------------------
Below $600                                   -0-
From 600    to    650            $ -0-       plus .5% times the amount in excess of $600
From 650    to    700              .25       plus 1.0% times the amount in excess of 650
From 700    to    750              .75       plus 1.5% times the amount in excess of 700
From 750    to    800             1.50       plus 2.0% times the amount in excess of 750
From 800    to    850             2.50       plus 2.5% times the amount in excess of 800
From 850    to    900             3.75       plus 2.0% times the amount in excess of 850
From 900    to    950             4.75       plus 1.5% times the amount in excess of 900
From 950    to    1000            5.50       plus 1.0% times the amount in excess of 950
Above 1000                        6.00       plus .5% times the amount in excess of 1000

          (b) The parties hereto agree that all payments made pursuant to this Agreement shall be considered and treated consistently by each party as a "Contingent Payment" as such term is used and defined in Sections 1253(c) and (d)(1), respectively, of the Internal Revenue Code of 1986, as amended.

          (c) Payment of royalties required to be paid by GLI Holding shall be made within ninety (90) days following the end of each calendar year for each of the years 1989 through 1993. Each such payment shall be on account of the royalties which have accrued during the preceding calendar year and shall be accompanied by a report giving such particulars of the business hereunder during such calendar year as are pertinent to an accounting for royalty under this Agreement.

          (d) GLI Holding agrees to keep true, accurate and usual books of account and records relating to operations under this Agreement, and such books and records shall be open at all reasonable times during the term of this Agreement to inspection by a representative of Greyhound, who shall have the right to examine such books and records in accordance with generally accepted auditing standards, including such tests and such other auditing procedures as they may consider necessary to verify the correctness and accuracy of GLI Holding's reports.

     5. Compliance with Laws. Licensee shall operate its Business using the Marks in material compliance with all applicable laws, ordinances, regulations and other requirements of any federal, state, county, municipal or other government body.

     6. Conduct. Licensee shall refrain from committing any act or pursing any course of conduct which tends to bring the Marks into disrepute.

     7. Ownership of Marks.

          (a) Licensee hereby agrees that, as between Licensee and Greyhound, Greyhound is the sole owner of the Marks and all the goodwill relating thereto, that the same, at all times hereunder, shall be and remain the sole and exclusive property of Greyhound and that Licensee, by reason of this Agreement, has not acquired any right, title, interest or claim of ownership in such Marks in the United States and Mexico, except for the licenses granted herein. The use by Licensee of the Marks in the United States and Mexico and any and all goodwill arising from such use shall inure solely to the benefit of Greyhound and shall be deemed to be solely the property of Greyhound.

          (b) Licensee agrees that it will cause to appear on all vehicles, buildings, signs, business materials and the like bearing the Marks, and on all advertising, promotional or display materials used in connection with the Marks, the appropriate statutory notice of trademark registration, all in the form approved by Greyhound in writing.

     8. Quality of Business.

          (a) Licensee understands and hereby acknowledges that uniform and high standards of quality with respect to the Business using the Marks are necessary in order to maintain the public image and widespread consumer recognition of such Marks, and that Greyhound has the right to establish and enforce such quality standards with respect to such Marks. Such current standards with respect to such Marks are set forth in the Quality Control Manual set forth in Schedule C-4 attached hereto and made a part hereof. Greyhound acknowledges that the present operation of the Business complies with such standards.

          (b) In the performance of Business under the Marks, Licensee shall meet Greyhound's standards of quality set forth in Schedule C-4 applicable to the Marks, which may be revised from time to time. Licensee shall not at any time use the Marks in any manner except as permitted herein.

     9. Display of Marks.

          (a) Greyhound shall have the right to establish and enforce the standards governing the manner in which Licensee may display the Marks. The current standards are set forth in the manual entitled Graphic Standards Guide for Trademarks of The Greyhound Corporation, a copy of which is attached hereto as Schedule C-5. Greyhound acknowledges that the present operation of the Business complies with such standards.

          (b) All use of the Marks hereunder in connection with the Business including premises, vehicles or business materials, or in advertising, promotional or display materials, shall be in accordance with Schedule C-5, as revised from time to time, unless otherwise approved by Greyhound in writing.

          (c) Upon selling or otherwise transferring use of ownership of any vehicle, building, facility, or equipment bearing the Marks, Licensee shall effectively obliterate the Marks therefrom.

     10. Inspection. Greyhound shall have the right to have a qualified representative inspect, upon reasonable notice during regular business hours, facilities where Business under the Marks is conducted in order to determine whether, in such representative's opinion, the applicable quality standards are being complied with.

     11. Indemnification.

          (a) Licensee shall hold Greyhound harmless from and indemnify and defend Greyhound and Greyhound's subsidiaries, affiliates, employees, agents and assigns against any suits, actions, claims, losses, demands, damages, liabilities, costs and expenses of every kind (including product liabilities), including costs and attorneys' fees for defending same, which may arise or result from Licensee's and its Transportation Subsidiaries' conduct of Business using Marks.

          (b) Greyhound shall hold Licensee and its Transportation Subsidiaries harmless from and indemnify and defend Licensee and Licensee's Transportation Subsidiaries and their directors, officers, employees, agents and assigns against any trademark infringement suits, actions, claims, losses, demands, damages, liabilities, costs and expenses, including costs and attorneys' fees for defending same, which may arise or result by reason of the use by Licensee and its Transportation Subsidiaries of the Marks licensed herein and in accordance with the terms hereof.

          (c) With respect to any claims falling within the scope of the foregoing indemnifications,

             (i) each party agrees to notify promptly the other in writing of, and to keep the other fully advised with respect to, such claims, and the progress of any legal actions relating thereto in which the other party is not a participant;

             (ii) the indemnifying party shall have the right and, if requested to do so by the indemnified party, the obligation, to assume, at its cost, the defense of such a claim instituted against the indemnified party; if the indemnifying party does not undertake the defense of such a claim, then the indemnified party shall be entitled to reimbursement of its reasonable attorneys' fees in defending the claim;

             (iii) each party shall have the right to participate at its expense in the defense of any claim instituted against it, and if such party does so participate, it shall not have the right to recover against the other party the costs and expenses (including its attorneys' fees) of its participation in such suit;

             (iv) the foregoing indemnifications shall not be deemed to entitle either party to recover against the other party for lost profits, whether actual, anticipated or estimated;

             (v) in the event that a party assumes the defense of a claim against the other party, the party assuming the defense shall not enter into any compromise or settlement of the claim without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.

     12. Insurance. Licensee shall maintain insurance with respect to its business in such amounts and covering such risks as is customary for the Business and similar businesses, from time to time, including appropriate self insurance.

     13. Maintenance of Marks. Greyhound shall, in a prompt and timely manner, take all such actions as may be necessary to secure and maintain the

Marks in the United States and Mexico for which Licensee has a license hereunder. It is understood that Greyhound's obligations hereunder shall include the filing of applications to register Marks for goods and/or services applicable to Licensee's Business and for which the Marks are not currently registered.

     14. Infringement. Each party shall give prompt notice to the other of any uses of trademarks or service marks by third parties deemed similar to the Marks, or the publication or registration of a trademark or service mark of which it becomes aware and believes to be confusingly similar to one or more of the Marks in the United States and Mexico. If requested by Licensee, Greyhound will promptly decide and notify Licensee whether or not it will institute any legal action in said cases. Licensee shall cooperate fully with Greyhound in any such legal action taken by Greyhound. In the event Greyhound does not institute action within thirty (30) days of receipt of notice from Licensee requesting such action, Licensee may, at its sole cost and expense, and after obtaining Greyhound's consent, which will not be unreasonably withheld, institute such legal action, and Greyhound agrees to cooperate with the Licensee in the prosecution of such action. Any amount awarded with respect to any such legal action shall be first allocated between Greyhound and Licensee in reimbursement of their respective expenses and the remainder shall be allocated to the party controlling the action.

     15. Independent Contractor. It is understood that Licensee is an independent contractor and is not an agent, partner, joint venturer or employee of Greyhound, and no fiduciary relationship between the parties exists. Licensee shall have no right to bind or obligate Greyhound in any way, nor shall Licensee represent that it has any right to do so. Greyhound shall have no control over the terms and conditions of employment of Licensee's employees.

     16. Term. This Agreement shall commence as of the date hereof and shall continue in perpetuity unless earlier terminated as hereafter provided.

     17. Abandonment of Use by Licensee of Marks. In the event that Licensee and its Transportation Subsidiaries abandon use of the Marks, Greyhound may, at its option, terminate the license herein with respect to such Marks.

     18. Cessation of Use by Greyhound.

          (a) In the event Greyhound and all its active affiliated companies have ceased use of the term "Greyhound" in their corporate names, and have ceased use of the "Image of a Running Dog" as a corporate logo, then in that event Greyhound shall give prompt notice thereof to Licensee and shall, without additional payment, assign to Licensee or its designee all right, title and interest in the United States and Mexico in and to the trademarks and service marks "Greyhound" and the "Image of a Running Dog" together with the goodwill associated therewith and together with Greyhound's registrations and pending applications therefor in all classes of goods and services. Such assignment shall include the right to receive royalties for use of said trademarks and service marks by third parties. At any time after December 31, 1993 Licensee may purchase the right to receive royalties received from such third parties by payment to Greyhound of an amount equal to three (3) times the then aggregate annual amount of such royalties then being paid to Greyhound. Such annual royalties shall be determined on the basis of the four (4) calendar quarters immediately preceding.

          (b) Upon the assignment, this Agreement shall terminate except for GLI Holding's obligation to make contingent royalty payments to Greyhound as provided for in Section 4 of this Agreement.

     19. Default.

          (a) In the event that Licensee shall be in material breach of any provision of this Agreement and such material breach shall continue for a period of sixty (60) days after the later of (i) receipt of written notice from Greyhound setting forth the nature of the breach and the manner in which it may be remedied or (ii) determination by a tribunal of competent jurisdiction, that Licensee is, in fact, in breach of its obligations hereunder and/or that Licensee's attempted cure is inadequate to satisfy its obligations hereunder, then Greyhound, at its option, may terminate this Agreement with respect to the goods and/or services of the Business involved in the breach; provided, however, that in the event of any breach of the type which cannot be reasonably remedied within such sixty (60) day period, it shall be sufficient that Licensee shall have commenced such remedy within such sixty (60) day period and shall thereafter diligently pursue such remedy to completion.

          (b) In the event that Licensee shall be in non-material breach of this Agreement and such breach shall continue for a period of thirty (30) days after the later of (i) receipt of written notice from Greyhound setting forth the nature of the breach or (ii) determination by a tribunal of competent jurisdiction, that Licensee has, in fact, breached this Agreement and/or that Licensee's attempted cure is inadequate to satisfy its obligations hereunder, then Greyhound's remedy shall be limited to an award of money damages as may be determined by a tribunal of competent jurisdiction.

     20. Obligations After Termination.

          (a) Upon termination of this Agreement, all of Licensee's rights and privileges hereunder shall cease, and Licensee shall cease using, or permitting to be used, anywhere and in any manner, and whether directly or indirectly: (a) the

     Marks and (b) all advertising and promotional materials, labels and signs bearing the Marks; provided, however, that Licensee shall have a reasonable period of time following termination to wind up its use of the Marks. After termination of this Agreement, Licensee will not adopt or use any trademark, service mark or trade name or trade style confusingly similar to Marks, no shall Licensee thereafter hold forth, declare or in any way suggest that Licensee has any connection with Greyhound.

          (b) Upon termination of this Agreement in accordance with Section 18(b), all of Greyhound's rights and privileges hereunder shall cease except for Greyhound's right to receive contingent royalties through 1993 in accordance with Section 4 hereof. After such termination, Greyhound and its affiliated companies shall cease using or granting licenses for the use thereof, anywhere and in any manner, whether directly or indirectly, the marks assigned to Licensee as provided for in Section 18(b) and all advertising and promotional materials, labels, and signs bearing said marks; provided, however, that Greyhound shall have a reasonable period of time following termination to wind up its use of said marks. After termination of this Agreement, Greyhound will not adopt or use any trademark, service mark or trade name or trade style confusingly similar to said marks, nor shall Greyhound thereafter hold forth, declare or in any way suggest that Greyhound has any connection with the Licensee.

     21. Assignment. It is agreed that this Agreement shall not be assignable by Licensee, except in connection with the sale of the entire Business of Licensee and its Transportation Subsidiaries.

     22. Notice. All notices which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed given upon personal delivery or four business days after being sent by registered mail, postage prepaid, addressed as follows:

If to Greyhound:                The Greyhound Corporation
                                Greyhound Tower
                                Phoenix, Arizona 85077
                                Attention: Vice President and General Counsel

If to GLI Holding:              GLI Holding Company
                                2400 InterFirst Plaza
                                901 Main Street
                                Dallas, Texas 75202
                                Attention: President

If to GLI Operating:            GLI Operating Company
                                2400 InterFirst Plaza
                                901 Main Street
                                Dallas, Texas 75002
                                Attention: President

or at such other address as any party hereto shall have designated by notice in writing to the other party hereto.

     23. Representations.

          (a) Greyhound represents and warrants that all registrations of the Marks are subsisting on the trademark registers set forth in Schedules C-1 and C-2 attached hereto and are in full force and effect and all applications listed on Schedules C-1 and C-2 are pending in the trademark offices of such jurisdictions. Greyhound will use commercially reasonable efforts to keep such registrations of Marks subsisting on the trademark registers in full force and effect.

          (b) Greyhound represents and warrants that as of the date of this Agreement, Greyhound is the direct and unrestricted owner of all right, title and interest in and to the Marks and in and to the registrations thereof and applications therefor listed on Schedules C-1 and C-2, and will use commercially reasonable efforts to retain such direct and unrestricted ownership in the Marks.

     No such right, title and interest has been mortgaged, pledged, transferred, assigned or, except as set forth in Schedule C-3, licensed to any third party or is held subject to any trust or similar right in favor of any third party. During the term of this Agreement, Greyhound will not mortgage, pledge, transfer or assign (except to a controlled subsidiary and affiliate) the Marks to any third party or allow the Marks to be held subject to any trust or similar right in favor of any third party. Any such mortgage, pledge, transfer or assignment to a controlled subsidiary or affiliate of Greyhound shall be subject to the terms of this Agreement.

          (c) The Marks including the trademarks listed on Exhibit B of the Acquisition Agreement comprise all the material trademarks and trade names (including all applications, registrations, extensions, and renewals thereof) which are necessary to permit the continuation of the Licensee's or any of its subsidiaries' Business in the same manner as now conducted.

     24. Miscellaneous.

          (a) Nothing contained in this Agreement shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this Agreement and of any statute, law, ordinance, order or regulation contrary to which the parties hereto have no legal right to contract, the latter shall prevail; provided, however, that in such event the provisions of this Agreement so affected shall be curtailed and limited only to the extent necessary to permit compliance with the minimum legal requirement and no other provisions of this Agreement shall be affected thereby.

          (b) This Agreement shall be governed and construed under and in accordance with the laws of the State of Arizona.

          (c) No waiver of any term or condition of this Agreement shall be construed as a waiver of any other term or condition; nor shall any waiver of any default under this Agreement be construed as a waiver of any other default.

          (d) This Agreement may not be amended except by a writing executed by the parties hereto.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

                                            THE GREYHOUND CORPORATION

                                            By /s/  RICHARD C. STEPHAN
                                               R. C. Stephan, Vice President

                                            GLI HOLDING COMPANY

                                            By /s/  CRAIG R. LENTZSCH
                                               Craig R. Lentzsch, Vice President

                                            GLI OPERATING COMPANY

                                            By /s/  RICHARD C. STEPHAN
                                               R. C. Stephan, Vice President

                                  SCHEDULE C-1

                     UNITED STATES TRADEMARK REGISTRATIONS

             TRADEMARK                  CASE       REG. NO.    REG. DATE    SERIAL NO.   CLASSIFICATION
- -----------------------------------  ----------    --------    ---------    ----------   --------------
DISCOVER GREYHOUND AMERICA           030380001       915812    06/29/71       279066           39
GO GREYHOUND                         034030001      1164951    08/11/81       251440           39
GREYHOUND                            028730001       541198    04/17/51       530197           39
GREYHOUND                            028730003       805794    03/15/66       226051           39
GREYHOUND                            028730034       887322    03/10/70       311032           16
GREYHOUND                            028730038       886508    02/17/70       311134           39
GREYHOUND                            028730039       888813    03/03/70       311868           42
GREYHOUND                            028730043       888952    04/07/70       311131           12
GREYHOUND                            028730066       989213    07/23/74       460954           39
GREYHOUND                            028730174      1189538    02/09/82       282709           35
GREYHOUND PUTS IT ALL TOGETHER       034580001      1236736    05/03/83       368344           39
GREYHOUND -- IRD (OLD)               028740001       541197    04/17/51       530196           39
GREYHOUND -- IRD (OLD)               028740008       805796    03/15/66       226053           39
IRD                                  029090001       805795    03/15/66       226052           39
IRD                                  029090004       886509    02/17/70       311265           39
IRD                                  029090009       887695    03/17/70       311137           16
IRD                                  029090012       888954    04/07/70       311262           12
IRD                                  029090013       890634    05/05/70       312191           42
IRD (OLD)                            023760001       541199    04/17/51       530198           39
STRIPE DESIGN (COMPAC 2)             034330001      1204367    08/10/82       293699           39
STRIPE DESIGN (COMPAC)               029140003      1195382    05/11/82       293676           39
STRIPE DESIGN (COMPACT)              029140002      1010865    05/13/75       461134           39

                MEXICAN TRADEMARK REGISTRATIONS AND APPLICATIONS

             TRADEMARK                  CASE       REG. NO.    REG. DATE    SERIAL NO.   CLASSIFICATION
- -----------------------------------  ----------    --------    ---------    ----------   --------------
GREYHOUND                            028730065        91427    10/28/57                        62
GREYHOUND                            028730035                                 16371           61
GREYHOUND                            028730036                                 16449           61
GREYHOUND -- IRD                     091000010        39060    06/09/48                        62
IRD (OLD)                            003760013        91768    10/28/57                        62
IRD                                  003090095                                 16372           63
IRD                                  003090096                                 16450           63

                       IRD means Image of the Running Dog

                                  SCHEDULE C-2

                     UNITED STATES TRADEMARK REGISTRATIONS

           TRADEMARK                CASE        REG. NO.     REG. DATE     SERIAL NO.     CLASSIFICATION
- --------------------------------------------------------------------------------------------------------
GREYHOUND                         338730037      886350       02/17/70       311133             16
IRD                               329090013      888302       03/24/70       311264             16



                MEXICAN TRADEMARK REGISTRATIONS AND APPLICATIONS
- --------------------------------------------------------------------------------------------------------

           TRADEMARK                CASE        REG. NO.     REG. DATE     SERIAL NO.     CLASSIFICATION
- --------------------------------------------------------------------------------------------------------
GREYHOUND                         338730059      146188       07/18/68        23576             38
IRD                               329090025      146193       11/23/68        23583             38

                        IRD means Image of a Running Dog

                                  SCHEDULE C-3

       LICENSEE NAME           DATE          TERM                     MARKS LICENSED
- ----------------------------  -------   ---------------  ----------------------------------------
A. GENERAL
Texas, New Mexico &           1/10/78   perpetual        AMERICRUISER, AMERIPASS, BUS DESIGN,
Oklahoma Coaches, Inc.                                   GREYHOUND, IRD, SCENICRUISER, STRIPE
                                                         DESIGN (COMPACT), SUPER 7 & DESIGN

Greyhound Lines of                                       Unwritten authorization to use the marks
Canada, Ltd.                                             GREYHOUND, IRD and other
                                                         transportation-related marks in
                                                         connection with transportation
                                                         operations crossing the U.S.-Canada
                                                         border

Greyhound Travel International Inc., Greyhound Holdings Ltd. and their subsidiary companies use the name "Greyhound" and the "Image of a Running Dog" logotype in the United States and Mexico as trade names (business names) in connection with travel agency and tour services which are booked outside of the United States and Mexico. Whenever such name and/or logotype is used as provided herein the U.S. and Mexico, a disclaimer will be provided that the user is not affiliated with Licensee.

B. TRANSPORTATION FRANCHISE LICENSES
Delta Bus Lines, Inc.         6/21/85   5 years          GREYHOUND, IRD and other
                                                         transportation-related marks
Kerrville Tours, Inc.          6/7/85   10 years         same
American Coach Lines, Inc.    4/30/86   5 years          same
Northwestern Stage Lines,      7/8/85   5 years          same
Inc.
Raz Transportation Company     8/5/85   5 years          same

C. PICK-UP & DELIVERY LICENSES
Various Pick-up &             various   60 days notice   BUS DESIGN, GPX, GREYHOUND, GREYHOUND
Delivery Contractors                                     PACKAGE EXPRESS, IRD, NBO, NEXT BUS OUT

Greyhound Lines, Inc. ("GLI"), a subsidiary of Greyhound, has entered into pick-up and delivery service agreements ("P&D Agreement") with various parties ("Contractors") whereby the Contractors pick up and deliver package express and baggage between GLI bus terminal and the premises of various customers. In connection with such P&D Agreements, Greyhound granted each Contractor a non-exclusive non-transferable, royalty-free license ("License Agreement") to use the marks identified above in a defined territory, typically defined by U.S. Postal Service zip code areas. Any such License Agreement remains in effect for the period of the companion P&D Agreement, which is terminable by either party on ten days prior written notice, and in any event, such License Agreement is terminable by Greyhound upon 60 days prior written notice.

                                  SCHEDULE C-4

                             QUALITY CONTROL MANUAL

                                  SCHEDULE C-5

                   GRAPHICS STANDARD GUIDE FOR TRADEMARKS OF
                           THE GREYHOUND CORPORATION